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                                                                 EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-04616, 333-09085 and 333-35047) of
IntelliQuest Information Group, Inc. of our report dated February 26, 1999 appearing on page 32 of this Form 10-K.

PRICEWATERHOUSECOOPERS  LLP
Austin, Texas
March 30, 1999